Rule 497(e)
File Nos. 33-73832 and 811-8268
FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND

Supplement dated July 19, 2010 to Prospectus dated April 30, 2010

The Board of Trustees of Firsthand Funds, at a meeting held on July 15, 2010, approved the reorganization of Firsthand Technology Value Fund (“TVF”) into a business development company (the “BDC”). The BDC is a type of public closed-end fund that makes an election to be subject to regulation by the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, but technically is not registered as an investment company under that Act.  Effective July 20, 2010, TVF is closed to new or additional investments (other than the reinvestment of any dividends or other distributions by existing shareholders).

A Notice of a Special Meeting of Shareholders and a combined proxy statement and prospectus seeking shareholder approval for the reorganization will be sent to shareholders in the near future.  If the reorganization is approved by shareholders of TVF, shareholders of TVF will, upon the closing of the reorganization, receive shares of the BDC having the same aggregate net asset value as the shares they hold of TVF on the date of the reorganization. Unlike shares of TVF, shares of the BDC will be closed-end fund shares that are traded in the secondary market, rather than being redeemable.

Additional detail on the proposed reorganization and the reasons for the Board’s approval and recommendation for shareholder approval will be available in the proxy statement and prospectus expected to be provided to shareholders in September 2010. A Special Meeting of Shareholders is expected to be called in the fourth quarter of 2010. Should shareholders approve the reorganization, it is expected to close by December 31, 2010. Current shareholders of TVF may redeem shares at any time prior to the closing of the reorganization.